Commitments and Contingencies	12 Months Ended
Jun. 30, 2020
Commitments and contingencies [abstract]
COMMITMENTS AND CONTINGENCIES
9.	COMMITMENTS AND CONTINGENCIES

R&D Tax Incentive

The Group's research and development activities are eligible under an Australian Government tax incentive for eligible expenditure from July 1, 2011. As per the prior period, and under the same sets of facts, the Group have applied to the Australian Taxation Office (ATO) for a determination regarding its eligibility to receive the R&D Tax Incentive as a refundable cash offset. While a formal determination has not yet been made with respect to the application, The Group has been advised by the ATO that it is their preliminary view that the Group may not receive the tax incentive as a refundable cash offset under the applicable regulations. The Group is considering its options, including appealing an unfavorable decision if received, nevertheless the Group have not recognized a receivable and other income of $3,363,433 relating to eligible expenditure for the year ended June 30, 2020.

There are no contingent liabilities at the date of this report. The Company is not involved in any legal or arbitration proceedings and, so far as management is aware, no such proceedings are pending or threatened against the Company.

In respect of expenditure commitments, refer to Note 15.